                    THE MEXICO EQUITY AND INCOME FUND, INC.

                                                              September 15, 1995

DEAR FUND SHAREHOLDER,

     We are pleased to present you with the audited financial statements of The Mexico Equity and Income Fund, Inc.("the Fund") for the fiscal year ending July 31, 1995.

    During the past year, the Fund experienced periods of significant volatility. Prior to December 1994, it had been an excellent year for the Mexican markets and the Fund. However, political events such as the Chiapas uprising and the inauguration of a new government coupled with troubling economic factors such as rising current account and public sector deficits led to a significant capital outflow from the Mexican market. Given the strain on foreign exchange reserves, the Mexican government was unable to maintain the peso/dollar exchange ratio and devalued the peso, ultimately allowing it to float freely.

    In the aftermath of the Mexican peso devaluation, the Bolsa posted serious declines, depreciating 67.9% between December 19, 1994 and March 9, 1995. However, following the Mexican government's announcement of stabilization measures, the Bolsa began a continuous recovery, appreciating by more than 100% between March 9, 1995 and September 8, 1995.

    From a macroeconomic perspective, a number of indicators have improved in the last several months, a clear sign that the Mexican economy has made a positive turn. Interest rates have continued to decline since their peak in mid-March (the 28-day Cetes rate peaked at 82.7% in March and fell to 38.6% by the end of July), international reserves have improved, increasing from US$6.9 billion at the end of March to US$13.2 billion at the end of July and monthly inflation has declined from 8% at the end of April to 2% at the end of July. The Mexican peso has appreciated 15.6% since its bottom on March 9, 1995 through September 8, 1995 and has been trading in a relatively stable range for the past several months.

    The Fund continues to provide investors with broad exposure to Mexico, and as of July 31, 1995, the Fund was invested in 38 securities in 11 sectors. To provide you with a more detailed macroeconomic picture as well as the Fund's rationale for investing in particular sectors and securities, the Mexican Adviser has provided their views on the Mexican economy as well as descriptions of the Fund's key sector holdings and top ten equity positions.

    We would like to thank our shareholders for participating in the Fund's transferable rights offering held between July 26, 1995 and August 15, 1995. The offering was fully subscribed, raising gross proceeds of $27,375,000. The Mexican Adviser has already invested the net proceeds of the offering, taking advantage of attractively priced securities and further broadening exposure to the Mexican market.

    The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange, under the ticker symbol "MXE."

    We thank you for your participation in the Fund. If you have any questions or would like to receive updates on the Fund, please call our toll-free number at 1-800-421-4777. This number also provides callers with a recorded monthly update that reviews the markets in which the Fund invests as well as specific details about the Fund, its portfolio, and performance.

                                              Sincerely,

                                              /s/ALAN RAPPAPORT
                                              -----------------
                                              ALAN RAPPAPORT
                                              CHAIRMAN AND PRESIDENT

REPORT OF THE MEXICAN ADVISER

ECONOMIC OUTLOOK

    As a result of Mexico's profound macroeconomic transformations in previous years, 1994 was expected to be a year of economic consolidation. Despite positive events such as strong GDP growth of 3.5% for 1994 and the advent of the NAFTA treaty, a number of negative factors such as the Chiapas uprising and politically related crimes undermined investor confidence and led to a significant flight of foreign currency. This resulted in a 44% devaluation of the Mexican peso with the exchange rate for the year closing at MXP$5.0 as compared with an annual average of MXP$3.46.

    In an effort to resolve the economic crisis at the beginning of 1995, the Mexican government, the Central Bank and the labor, farm and business sectors signed the Agreement of Unity to Overcome the Economic Emergency. The main objectives of this agreement were: to restore investor confidence; to avoid a vicious cycle in which the devaluation would induce high inflation rates, wage increases and additional pressures on the exchange rate; and, to promote the economy's capacity for growth. The catalyst of the economic program was the implementation of tight fiscal and monetary policies. To support the program, a US dollar financial package was announced to resolve the country's liquidity crisis in the form of Tesobonos, US dollar denominated short-term government debt.

    During the second quarter of 1995, the Mexican markets stabilized. The peso exchange rate fell to almost MXP$8.0 in early March, but strengthened to MXP$6.1 by the end of July. Similarly, 28-day Cetes, Mexican T-bills, on which interest rates had risen to 82.7% in March 1995, fell to 38.6% by the end of July 1995. The Consumer Price Index registered an improvement, (from an 8% monthly rate in April 1995 to 2% in July 1995) inflation expectations for 1996 were lowered and international reserves increased from US$7 billion at the end of March 1995 to more than US$13 billion at the end of July 1995. Further, the Mexican government repaid US$24.9 billion of Tesobonos, representing 85% of the US$29.2 billion Tesobonos that were outstanding at the end of 1994. The government has also made substantial advances in strengthening the financial system and the feared social upheaval has failed to materialize.

    Between July 31, 1994 and July 31, 1995, the Bolsa declined by 46.4% in US dollar terms. However, the Bolsa appreciated by 6.6% in US dollar terms between January 31, 1995 and July 31, 1995, reflecting the reduction and then the return of investor confidence in Mexico. Trading volumes on the Bolsa were high during June and July with a daily average turnover of US$150 million.

    The Mexican Adviser initially expected that gross domestic product would have its most severe decline in the third quarter of 1995. However, it appears that the decline of 10.5% in the second quarter should be the greatest. Second quarter operating results of domestic-oriented companies were severely affected by the recession, whereas export-oriented firms benefitted from the peso devaluation. For example, during the first half of 1995, domestic market-oriented firms experienced an average sales decline of 5% and an average operating profit decline of 24%. In contrast, export-oriented firms experienced an average sales increase of 26% and an average operating profit increase of 72%, strongly benefitting from the peso decline.

    In the opinion of the Mexican Adviser, as foreign exchange stabilizes and inflation declines, the second half of 1995 should provide a positive environment for the Mexican market.

FUND'S PERFORMANCE

    Between July 31, 1994 and July 31, 1995, the Fund depreciated 30.5% in net asset value terms. However, between January 31, 1995 and July 31, 1995 the Fund appreciated 12.1% in net asset value terms. In comparison, the Mexican Bolsa declined 46.4% in US dollar terms between July 31, 1994 and July 31, 1995 and appreciated 6.6% in US dollar terms between January 31, 1995 and July 31, 1995.

STRATEGY

    At the beginning of 1995, Mexico's financial crisis provoked potential uncertainty about the capital market. To address the effects of the weak peso, 67% of the equity securities held by the Fund were in export-oriented companies with high dollar-linked revenue and strong cash flows. More specifically, 41% of the equity securities held by the Fund received between 60%-90% of their revenues in US dollars while only 50-65% of their costs were in US dollars. Most of the other equities held by the Fund were in domestically-oriented companies with little dollar-denominated debt, high market share and strong cash operating performance.

    Due to the Mexican government's implementation of a strict monetary policy, the Mexican Adviser believed that a severe contraction might occur in the retail, food & beverage, financial and construction sectors. Therefore, during the first quarter of 1995, the Fund's weighting in these sectors was reduced and its weighting increased in short-term promissory notes to take advantage of prevailing 60-80% domestic interest rates. The Fund also started a gradual selling of cyclical stocks that had shown sharp upward price movement. By the middle of 1995, the Fund started to buy oversold domestic stocks that the Mexican Adviser believes present hidden value within a one to two year horizon.

    For the remainder of 1995, the Mexican Adviser believes that positive market conditions should facilitate a continued recovery of the Mexican markets. The Fund's investment strategy for the remainder of the year will be based on gradually selling cyclical stocks for profits; purchasing additional shares of oversold domestic oriented stocks with perceived hidden value, as well as adding new stocks that are part of the government's second privatization program (i.e., railroads, ports, and energy) to the Fund's portfolio. As of July 31, 1995, the Fund was 82% invested in equity and 18% in fixed-income instruments, including 9% in Mexican short-term promissory notes, and 3% in Tesobonos and temporary US cash.

SECTORAL BREAKDOWN

                       SECTORAL ALLOCATION AS OF 7/31/95
              Construction Materials                           8.4%
              Food, Beverage and Tobacco                      19.1%
              Mining                                           6.6%
              Paper Products                                   6.9%
              Retailing                                       11.2%
              Cash                                             2.4%
              Fixed Income                                    12.2%
              Convertible Debt                                 3.1%
              Chemicals                                        3.5%
              Industrial Conglomerates                        17.6%
              Communications                                   3.5%
              Other                                            5.7%

REVIEW OF KEY SECTORS HOLDINGS

    As of July 31, 1995, the Fund was invested in 38 securities in 11 sectors, with automotive, steel, mining, cement and construction of significant strategic importance. The following is a brief update on these five sectors.

AUTOMOTIVE INDUSTRY

    By the second quarter, domestic sales in the automotive industry had fallen sharply. The contraction in domestic demand has been much stronger than in previous economic crises and automotive sales in the Mexican market fell to the same level as in the early 1970s. On the other hand, exports, already at high levels during the first quarter, continued to increase and established new all-time records. However, excellent export results could not fully compensate for the collapse in domestic demand, resulting in a significant decrease in production. Domestic sales projections for 1995 predict a 61% reduction in autodealer sales with export growth estimated at 25%. Automobile production is expected to fall 19% in 1995 of which about 80% is for export. The Mexican Adviser expects that a gradual recovery will take place in 1996 and continue onward. Exports are expected to continue growing as the Mexican automotive industry becomes increasingly integrated with the North American free trade zone and increases its production capacity. The Mexican Adviser believes that the growth rate of exports will slow down over the next few months. In addition, production in 1996 should rebound to a level close to 1994's output and new record highs are expected from 1997 onward. Notwithstanding the present economic crisis, the car and light truck assembly industry should continue to be one of the most dynamic sectors of the Mexican economy and a key contributor to economic growth.
--------------------------------------------------------------------------------

STEEL

    Steel is one of the fastest growing sectors in the Mexican economy and is expected to grow 70% in 1995. Estimated national production of liquid steel is up 10% for 1995 and total output could reach 11.3 million tons by the end of the year compared to 10.3 million tons in 1994. Output of semi-finished goods has shown a cumulative increase of 48.6% for 1995, and the overall output of finished products increased 28.1% in the first five months. This year's slow growth is the result of depressed demand from the construction sector but, growing exports have partially offset this effect.
--------------------------------------------------------------------------------

CEMENT AND CONSTRUCTION ACTIVITY

    Construction activity plunged 54.6% year to year in the second quarter of 1995, led by a drop in government spending. Housing starts fell 61.5% and infrastructure activity was off 48%. The cement industry has been severely affected by the contraction in the construction industry, and demand is expected to decrease by 20% in 1995. Ready mix concrete demand is expected to decrease by 30%.
--------------------------------------------------------------------------------

MINING

    Mexico has a long tradition of being the primary world producer of silver, providing 20% of the western world's supply. Recently, Mexico has been increasing its gold production, stimulated by profound changes in Mexican mining legislation. Some of these changes include: allowing up to 100% foreign investment, longer concessionary terms, simplification of taxes and reducing exploration costs. Production levels in 1994 were 14.5 tons of gold and 2,325 tons of silver. Considering the positive international outlook for gold and silver, the Mexican Adviser expects 1995 domestic gold production to increase 28% and silver production to increase 3%.
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF JULY 31, 1995

8.9% OF THE FUND'S ASSETS WERE INVESTED IN GRUPO INDUSTRIAL SAN LUIS S.A. DE
C.V.

    Grupo Industrial San Luis is an industrial conglomerate, primarily focused in the auto parts (76% of San Luis' sales) and mining (24% of San Luis' sales) sectors. Rassini, the conglomerate's autoparts manufacturer, produces suspension components and is Mexico's largest producer of leaf spring. Exports account for a significant percentage of Rassini's sales and recently, the company entered into a contract with Ford to supply leaf springs for Ford's new F Series pick-ups that will begin production in 1997.

    The conglomerate's mining division, Luismin, operates gold and silver mines in the states of Durango, Sinaloa and Queretaro. All of Luismin's production, accounting for 11% and 15% of Mexico's total gold and silver output, respectively, is exported. In the opinion of the Mexican Adviser, prospects for 1996 and 1997 are good because of the opening of new mines, an expected small increase in gold and silver prices and the new Ford contract. Total sales for 1994 were US$115 million with a market capitalization of US$213 million.
--------------------------------------------------------------------------------

7.2% OF THE FUND'S ASSETS WERE INVESTED IN GRUPO INDUSTRIAL BIMBO, S.A. DE C.V.

    Grupo Industrial Bimbo is the country's largest bread loaf manufacturer with a 90% domestic market share. The group consists of eight companies, most prominently Bimbo and Marinela, primarily cookie and cake manufacturers, and Barcel, a salted snack manufacturer. Grupo Industrial Bimbo owns 49 factories in 16 cities and with 12,000 distribution routes, the group is able to access an extensive consumer market. In addition, the group exports to Guatemala, Chile, Venezuela and the U.S. Total sales in 1994 amounted to US$1.2 billion with a market capitalization of US$1.8 billion.
--------------------------------------------------------------------------------

5.9% OF THE FUND'S ASSETS WERE INVESTED IN CIFRA, S.A. DE C.V.

    Cifra, Mexico's leading retail company, had sales for 1994 of US$3.1 billion and a market capitalization of US$4 billion. Cifra operates a wide range of clothing stores, supermarket and restaurant chains that target a variety of income groups. Cifra entered into a joint venture with Wal-Mart Stores, Inc. in 1991 to develop new business formats and more efficient work systems. Currently, Cifra is operating four Wal-Mart Supercenters in Mexico. In 1994, Cifra increased sales area square footage by 43% in its clothing stores and supermarkets, expanded seating capacity in its restaurants by 32% and increased its work force by 17% between 1993 and 1994.
--------------------------------------------------------------------------------

5.4% OF THE FUND'S ASSETS WERE INVESTED IN ALFA, S.A. DE C.V.

    Alfa is one of Mexico's largest industrial conglomerates with total sales of US$1.9 billion for 1994 and a market capitalization of US$1.6 billion. Alfa is composed of a petrochemical and synthetic fibers group and steel, aluminum components, and food groups. With the exception of the automotive industry, the conglomerate is Mexico's principal exporter of manufactured goods. Alfa has benefitted not only from the upturn in the steel and petrochemical sectors, but also from the peso devaluation with its substantial export-linked revenues. The company has 20 strategic alliances which give Alfa access to technology and markets worldwide. The Mexican Adviser estimates that in 1995 Alfa's production capacity will increase

27%. Recently, Alfa announced a joint venture with AT&T to participate in the telecommunications business.
--------------------------------------------------------------------------------

4.5% OF THE FUND'S ASSETS WERE INVESTED IN GRUPO MEXICO, S.A. DE C.V.

    Grupo Mexico is Mexico's leading copper producer, accounting for 96% of domestic output at a low cost when compared to international standards. Grupo Mexico has ten mining units, mainly concentrated in the northern part of the country, as well as eight refining plants located in northern and central Mexico. The company's copper reserves represent 4% of known world reserves. The composition of Grupo Mexico's 1994 revenues was as follows: copper contributed 63%, zinc 16%, silver 10%, gold 4% and lead 2%. The remaining 5% of revenues was comprised of some 30 subproducts. In 1994, total sales amounted to US$777 million and market capitalization was approximately US$2.5 billion.
--------------------------------------------------------------------------------

3.5% OF THE FUND'S ASSETS WERE INVESTED IN TELEFONOS DE MEXICO, S.A. DE C.V.

    Telmex, Mexico's primary telecommunications company is the largest capitalized stock on the Mexican Bolsa at roughly US$21.6 billion. Despite the peso devaluation, the financial structure of Telmex remains strong with a ratio of net debt to market capitalization of 7.4% for 1994. At the end of 1994, Telmex had a total of 8,482,521 lines in service, which represents a growth of 11.4% over the previous year and total sales were approximately US$5.8 billion.

    During 1994, Telmex entered into several strategic alliances that the Mexican Adviser believes will enhance Telmex's leadership in telecommunications. Telmex signed an unofficial agreement with Sprint, acquired Cablevision, the primary cable television company in Mexico, and formed an agreement to purchase 50% of the capital stock of Red Uno, a leading Mexican technologically-focused telecommunications firm.

    The long distance market will be opened to competition as of August 10, 1996 and partnerships and proposed partnerships have already been announced between domestic and foreign companies, such as Banamex-MCI, Alfa-AT&T and Telmex-Sprint. While Telmex anticipates competition from these changes in the telecommunications market, in the opinion of the Mexican Adviser, Telmex's domination of a rapidly-expanding domestic market make it a key holding.
--------------------------------------------------------------------------------

3.4% OF THE FUND'S ASSETS WERE INVESTED IN CYDSA, S.A. DE C.V.

    Cydsa is primarily a chemical and textile company. Cydsa has four business divisions: chemicals, fibers and textiles, packaging, and environmental improvement. As a result of the peso devaluation (Cydsa exports to more than 50 countries on five continents) and the upturn in the chemical sector, Cydsa has performed well this year. In addition, strategic alliances and NAFTA's tariff advantages have benefitted the company's fibers and textile divisions. Sales of non-strategic businesses have allowed Cydsa to reduce its debt and to focus more on its core business. Total sales for 1994 were US$600 million and market capitalization was US$276 million.
--------------------------------------------------------------------------------

3.1% OF THE FUND'S ASSETS WERE INVESTED IN DESC. SOCIEDAD DE FOMENTO INDUSTRIAL, S.A. DE C.V.

    Desc., one of Mexico's largest industrial groups, is involved in automotive parts and components, chemicals, consumer products, agribusiness, real estate, and financial services. The composition of the company's 1994 total sales, amounting to US$1.3 billion, was as follows: autoparts 40%, chemicals 35%, consumer products 6%, agribusiness 12% and real estate 7%. It is the biggest and most diversified automotive parts manufacturer in Mexico and exports 38% of its production. The group's strategy is to make alliances with foreign partners, worldwide technological leaders but maintaining the control over their business.
--------------------------------------------------------------------------------

3.0% OF THE FUND'S ASSETS WERE INVESTED IN APASCO S.A. DE C.V.

    Apasco is Mexico's second largest cement and ready-mix concrete manufacturer. In 1994, Apasco had sales of US$472 million and a market capitalization of US$1.4 billion. The domestic market represents 98% of Apasco's sales. In comparison to its competitors, Apasco utilizes relatively little leverage. In 1994, Apasco began a diversification strategy with the incorporation of two new companies to the group. The first, Eucomex, produces chemical additives for concrete and the second, Gravasa, is an aggregate producer for both the concrete and construction industries.
--------------------------------------------------------------------------------

2.9% OF THE FUND'S ASSETS WERE INVESTED IN GRUPO MODELO, S.A. DE C.V.

    Grupo Modelo is the leading beer producer in Mexico, both in terms of domestic and export market share. Grupo Modelo markets eleven brands of lager beer, including most prominently, Corona, Modelo Especial and Victoria. With seven breweries running close to capacity, the company has a production capacity of 30.5 million hectoliters annually. Through its subsidiaries and partners, the company is vertically integrated in the production of inputs and containers, supporting every step in the production process. In June of 1993, Grupo Modelo became the Mexican distributor for Anheuser-Busch Companies Inc., the world's largest beer producer. In 1994, sales were US$1.3 billion and market capitalization was US$3.8 billion.

                                            Sincerely,

                                            MA. EUGENIA PICHARDO
                                            Portfolio Manager, Acci Worldwide
                                            S.A. de C.V.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

    The Fund held its annual meeting of stockholders on November 7, 1994. At the meeting, stockholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as independent public accountants of the Fund for the year ending July 31, 1995. The following table provides information concerning the matters voted on at the meeting:

I. ELECTION OF DIRECTORS

      NOMINEES                VOTES FOR           VOTES AGAINST
---------------------    --------------------     -------------
Antonio S. Fernandez                6,367,980              0
Frederick M. Bohen                  6,371,779              0

    The directors whose terms of office as a director continued after the annual meeting were Dr. Luis Rubio, Sol Gittleman and Carroll W. Brewster.

II. RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

                                                      VOTES
      VOTES FOR             VOTES AGAINST           ABSTAINED
---------------------    --------------------     -------------
6,351,391                              23,566         47,676

PORTFOLIO OF INVESTMENTS                                   THE MEXICO EQUITY AND
JULY 31, 1995                                                  INCOME FUND, INC.

   No.
of Shares                                    Security                                 Value
---------         ---------------------------------------------------------------  -----------
                  MEXICO -- 97.59%
                  COMMON STOCKS -- 82.37%
                  Chemicals -- 3.47%
1,000,000         Cydsa, S.A. A..................................................  $ 3,418,033
                                                                                   -----------
                  Communications -- 3.49%
2,070,000         Telefonos de Mexico, S.A. de C.V. L............................    3,440,951
                                                                                   -----------
                  Construction Materials -- 8.36%
  800,000         Apasco, S.A. de C.V.*..........................................    2,990,164
  280,000         Cemex, S.A. de C.V. A..........................................    1,101,639
  600,000         Corporacion Geo, S.A. de C.V. B*...............................    1,941,639
   51,000         Empresas ICA Sociedad Controladora, S.A. de C.V................      486,590
   73,700         Tamsa ADR*.....................................................      474,445
  196,500         Tubos de Acero De Mexico, S.A. de C.V.*........................    1,243,426
                                                                                   -----------
                                                                                     8,237,903
                                                                                   -----------
                  Drugs and Cosmetics -- 1.61%
  460,000         Nadro, S.A. de C.V. L..........................................    1,583,607
                                                                                   -----------
                  Financial Groups -- 1.95%
  450,000         Grupo Financiero Banorte S.A. de C.V. C........................      721,475
  202,000         Grupo Financiero GBM Atlantico, S.A. de C.V. B *...............      271,541
  500,000         Grupo Financiero GBM Atlantico, S.A. de C.V. C.................      934,426
                                                                                   -----------
                                                                                     1,927,442
                                                                                   -----------
                  Food, Beverages, and Tobacco -- 19.08%
1,098,000         Embotelladora del Valle de Anahuac, S.A. de C.V. B*............    1,332,000
  500,000         Empresas La Moderna, S.A. de C.V.*.............................    2,057,377
1,000,000         Grupo Herdez, S.A. de C.V. A*..................................      270,492
1,000,000         Grupo Herdez, S.A. de C.V. B*..................................      295,082
1,600,000         Grupo Industrial Bimbo, S.A. de C.V. A.........................    7,134,426
1,500,000         Grupo Industrial Maseca, S.A. de C.V. B........................    1,118,852
  200,000         Grupo Modelo, S.A. de C.V. C...................................    2,865,574
1,710,000         Sistema Argos, S.A. de C.V. B*.................................    1,051,230
1,620,000         Tablex S.A. de C.V. 2*.........................................    2,682,295
                                                                                   -----------
                                                                                    18,807,328
                                                                                   -----------
                  Industrial Conglomerates -- 17.59%
  400,000         Alfa, S.A. de C.V. A...........................................    5,357,377
  549,215         Desc. Sociedad de Fomento Industrial, S.A. de C.V. A*..........    1,935,758
  300,000         Desc. Sociedad de Fomento Industrial, S.A. de C.V. C*..........    1,195,082
  400,000         Grupo Industrial San Luis, S.A. de C.V. CPO....................    8,852,459
                                                                                   -----------
                                                                                    17,340,676
                                                                                   -----------

PORTFOLIO OF INVESTMENTS                                   THE MEXICO EQUITY AND
JULY 31, 1995 (CONTINUED)                                      INCOME FUND, INC.

   No.
of Shares                                    Security                                 Value
---------         ---------------------------------------------------------------  -----------
                  MEXICO -- 97.59% (CONTINUED)
                  Mining -- 6.59%
  262,171         Grupo Mexico S.A de C 108E Series Warrants (Exp. 8/15/2001)*...  $ 1,220,599
  650,000         Grupo Mexico , S.A. de C.V. B..................................    3,244,672
  600,000         Industrial Penoles, S.A. de C.V................................    2,036,066
                                                                                   -----------
                                                                                     6,501,337
                                                                                   -----------
                  Paper Products -- 6.94%
  400,000         Compania Industrial San Cristobal, S.A. A*.....................    2,649,180
  560,000         Grupo Industrial Durango, S.A. de C.V. A*......................    2,625,574
  120,000         Kimberly Clark de Mexico, S.A. de C.V. A.......................    1,563,934
                                                                                   -----------
                                                                                     6,838,688
                                                                                   -----------
                  Retailing -- 11.15%
4,750,000         Cifra, S.A. de C.V. C..........................................    5,840,164
1,500,000         Controladora Comercial Mexicana, S.A. de C.V. B*...............    1,155,738
      222         Controladora de Valores Coval*.................................           47
  400,000         Grupo Elektra, S.A. de C.V. CPO................................    1,659,016
1,700,000         Grupo Gigante, S.A. de C.V. B*.................................      401,311
1,500,000         Organizacion Soriana, S.A. de C.V. BCP.........................    1,937,706
                                                                                   -----------
                                                                                    10,993,982
                                                                                   -----------
                  Transportation -- 2.14%
  302,000         Transportacion Maritima Mexicana, S.A. de C.V. A*..............    2,109,049
                                                                                   -----------
                  TOTAL COMMON STOCKS (COST $84,385,520)........................    81,198,996
                                                                                   -----------

   Par
  (000)
---------
                  CONVERTIBLE DEBENTURES -- 3.07%
     $500         Tubos de Acero de Mexico, S.A. de C.V. 7.5%, 6/12/97**.........      431,200
   15,597   MXP   GFB 95-2 44.70%, 04/28/02+.....................................    2,595,239
                                                                                   -----------
                  TOTAL CONVERTIBLE DEBENTURES (COST $3,091,461).................    3,026,439
                                                                                   -----------
                  SHORT-TERM OBLIGATIONS -- 12.15%
    4,000   MXP   Atlanti M5441 55.0%, 10/03/95..................................      655,738
   11,120   MXP   Atlanti M5431 68.50%, 10/23/95.................................    1,823,023
   12,582   MXP   Bancomer MM5312 38.25%, 08/01/95...............................    2,062,632
   24,023   MXP   Banorte M5324 50.90%, 08/10/95.................................    3,938,221
    2,551   MXP   Conermex 5312 40.70%, 08/01/95.................................      418,178
   $1,570         Tesobonos E 950817, 08/17/95***................................    1,562,522
   $1,563         Tesobonos E 951130, 11/30/95***................................    1,511,330
                                                                                   -----------
                  TOTAL SHORT-TERM OBLIGATIONS (COST $12,236,272)................   11,971,644
                                                                                   -----------
                  TOTAL MEXICO (COST $99,713,253)................................   96,197,079
                                                                                   -----------

PORTFOLIO OF INVESTMENTS                                   THE MEXICO EQUITY AND
JULY 31, 1995 (CONTINUED)                                      INCOME FUND, INC.

   No.
of Shares                                    Security                                 Value
---------         ---------------------------------------------------------------  -----------
                  UNITED STATES -- 2.41%
2,379,031         Temporary Investment Fund, Inc. (Cost $2,379,031)..............  $ 2,379,031
                                                                                   -----------
                  TOTAL INVESTMENTS (COST $102,092,284)++ -- 100%................  $98,576,110
                                                                                   ============


---------------
   * Non-income producing security
  ** At fair value as determined by the Board of Directors
 *** Zero coupon bond
   + Variable rate security. Interest rate represents rate as of July 31, 1995. ++ Aggregate cost is the same for Federal income tax purposes.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

          Excess of market value over tax cost     $  13,093,411
          Excess of tax cost over market value       (16,609,585)
                                                   -------------
                                                   $  (3,516,174)
                                                   =============

MXP -- Mexican Pesos

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                        THE MEXICO EQUITY AND
JULY 31, 1995                                                  INCOME FUND, INC.

ASSETS:
Investments at value (Cost $102,092,284)..................................    $  98,576,110
Cash (including Mexican Pesos of $4,737 with a cost of $4,737)............            5,216
Receivables:
     Interest (net of withholding tax of $53,992).........................          850,472
     Securities sold......................................................          717,605
Deferred assets...........................................................          125,299
Prepaid expenses..........................................................            3,311
Unamortized organizational costs..........................................            1,500
                                                                              -------------
          Total Assets....................................................      100,279,513
                                                                              -------------
LIABILITIES:
Payable for securities purchased..........................................          249,412
Due to Mexican Adviser....................................................           43,746
Due to Co-Adviser.........................................................           33,651
Due to Administrator......................................................           16,825
Accrued expenses..........................................................          156,746
                                                                              -------------
          Total Liabilities...............................................          500,380
                                                                              -------------
NET ASSETS................................................................    $  99,779,133
                                                                              =============
NET ASSET VALUE PER SHARE ($99,779,133 / 8,825,273).......................           $11.31
                                                                                    =======
Net assets consist of:
Capital stock, ($.001 par value; 8,825,273 shares issued and outstanding
  100,000,000 shares authorized)..........................................    $       8,825
Paid in capital...........................................................      105,228,911
Undistributed net investment income.......................................        1,033,400
Accumulated net realized loss on investments and foreign currency related
  transactions............................................................       (2,977,145)
Net unrealized depreciation in value of investments and on translation of
  assets and liabilities denominated in foreign currency..................       (3,514,858)
                                                                              -------------
                                                                              $  99,779,133
                                                                              =============

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS                                    THE MEXICO EQUITY AND
FOR THE YEAR ENDED JULY 31, 1995                               INCOME FUND, INC.

INVESTMENT INCOME:
Interest (Net of taxes withheld of $336,521)..............................    $   8,534,849
Dividends.................................................................          771,216
                                                                              -------------
          Total Investment Income.........................................        9,306,065
                                                                              -------------
EXPENSES:
Investment advisory fees..................................................        1,176,796
Administration fees.......................................................          256,883
Custodian fees............................................................          212,105
Transfer agent fees.......................................................           56,599
Directors' fees...........................................................           31,110
Printing..................................................................          130,423
Legal fees................................................................          125,099
Audit fees................................................................           59,788
Insurance.................................................................           58,009
Miscellaneous.............................................................           32,731
Amortization of organization costs........................................           27,273
                                                                              -------------
          Total Expenses..................................................        2,166,816
                                                                              -------------
Net Investment Income.....................................................        7,139,249
                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
  HOLDINGS AND TRANSLATION OF OTHER ASSETS AND LIABILITIES DENOMINATED IN
  FOREIGN CURRENCY:
Net realized gain (loss) from:
Security transactions through affiliated brokers..........................          989,919
Foreign currency related transactions.....................................       (6,227,350)
                                                                              -------------
                                                                                 (5,237,431)
                                                                              -------------
Net change in unrealized depreciation in value of investments and
  translation of assets and liabilities denominated in foreign currency...      (46,358,221)
                                                                              -------------
Net realized and unrealized loss on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign
  currency................................................................      (51,595,652)
                                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................    $ (44,456,403)
                                                                              =============

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                         THE MEXICO EQUITY AND
                                                               INCOME FUND, INC.

                                                                 FOR THE YEAR     FOR THE YEAR
                                                                     ENDED            ENDED
                                                                 JULY 31, 1995    JULY 31, 1994
                                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.........................................   $   7,139,249    $   4,136,133
Net realized (loss) gain on investments and foreign currency
  related transactions........................................      (5,237,431)      27,085,902
Net change in unrealized (depreciation) appreciation in value of investments and translation of assets and liabilities
  denominated in foreign currency.............................     (46,358,221)      13,824,461
                                                                 -------------    -------------
     Net (decrease) increase in net assets resulting from
       operations.............................................     (44,456,403)      45,046,496
                                                                 -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ($.03 and $0.42 per share)..............        (258,764)      (3,616,850)
Net realized gains ($3.90 and $1.67 per share)................     (33,639,303)     (14,266,433)
                                                                 -------------    -------------
     Decrease in net assets from distributions................     (33,898,067)     (17,883,283)
                                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of 2,200,000 shares in connection with
  rights offering (net of sales commission of $1,069,200 and
  deferred offering costs of $423,980)........................              --       29,031,820
Value of 199,811 and 69,068 shares issued in reinvestment of
  dividends...................................................       2,753,390        1,558,383
                                                                 -------------    -------------
     Net increase in net assets resulting from capital share
       transactions...........................................       2,753,390       30,590,203
                                                                 -------------    -------------
          Total (decrease) increase in net assets.............     (75,601,080)      57,753,416
                                                                 -------------    -------------
NET ASSETS:
Beginning of year.............................................     175,380,213      117,626,797
                                                                 -------------    -------------
End of year (including undistributed net investment income of
  $6,880,485 and $0, respectively)............................   $  99,779,133    $ 175,380,213
                                                                 =============    =============

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                                       THE MEXICO EQUITY AND
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)               INCOME FUND, INC.

                                                                                                              FOR THE
                                                                                                               PERIOD
                                                                                                               AUGUST
                                         FOR THE          FOR THE          FOR THE          FOR THE             21,
                                           YEAR            YEAR             YEAR             YEAR              1990*
                                          ENDED            ENDED            ENDED            ENDED            THROUGH
                                         JULY 31,        JULY 31,         JULY 31,         JULY 31,           JULY 31,
                                           1995            1994             1993             1992               1991
                                         --------        ---------        ---------        ---------          --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of
    period..........................     $  20.33        $   18.51        $   16.03        $   15.08          $  11.27***
                                         --------        ---------        ---------        ---------          --------
  Net investment income.............         0.82             0.51             0.68             0.83              1.42
  Net realized and unrealized gains
    (losses) on investments, foreign
    currency holdings, and
    translation of other assets and
    liabilities denominated in
    foreign currencies..............        (5.98)            5.47             3.33             1.09              2.97
                                         --------        ---------        ---------        ---------          --------
  Net increase (decrease) from
    investment operations...........        (5.16)            5.98             4.01             1.92              4.39
                                         --------        ---------        ---------        ---------          --------
Less distributions
  Dividends from net investment
    income..........................        (0.03)           (0.42)           (0.77)           (0.96)            (0.58)
  Distributions from net realized
    gains...........................        (3.90)           (1.67)           (0.76)           (0.01)            (0.00)
                                         --------        ---------        ---------        ---------          --------
  Total dividends and
    distributions...................        (3.93)           (2.09)           (1.53)           (0.97)            (0.58)
                                         --------        ---------        ---------        ---------          --------
Capital share transactions
  Anti-dilutive effect of dividend
    reinvestment....................         0.07               --               --               --                --
  Dilutive effect of rights
    offering........................           --            (2.07)              --               --                --
                                         --------        ---------        ---------        ---------          --------
  Total capital share
    transactions....................         0.07            (2.07)              --               --                --
                                         --------        ---------        ---------        ---------          --------
  Net asset value,
    end of period...................     $  11.31        $   20.33        $   18.51        $   16.03          $  15.08
                                         ========        =========        =========        =========          ========
Per share market value,
  end of period.....................     $  11.25        $   21.25        $  18.625        $  14.875          $  13.00
TOTAL INVESTMENT RETURN BASED ON
  MARKET VALUE+.....................       (31.96)%           41.4%            37.1%            22.8%             18.3%++
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (in 000's)......................     $ 99,779        $ 175,380        $ 117,627        $ 101,190          $ 94,741
  Ratio of expenses to average net
    assets..........................         1.71%            1.64%            1.63%            1.62%             1.98%**
  Ratio of net investment income to
    average net assets..............         5.73%            2.75%            4.14%            5.10%            12.18%**
  Portfolio turnover................        50.52%           43.57%           44.21%           15.08%             8.18%

------------------------

  * Commencement of Operations

 ** Annualized

*** Initial public offering price $12.00 per share less underwriting discount of $0.60 per share and offering expense of $0.13 per share.

  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Total investment return does not reflect sales loads or brokerage commissions.

 ++ Not annualized.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                              THE MEXICO EQUITY AND
JULY 31, 1995                                                  INCOME FUND, INC.

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990 and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. Prior to commencing its operations on August 21, 1990, the Fund had no activities other than the sale of 8,772 shares of capital stock to Oppenheimer & Co., Inc. at $11.40 per share. Significant accounting policies are as follows:

     PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Forward contracts are valued at the current cost of covering or offsetting the contracts. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days, unless it is determined by the Directors not to represent fair value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Directors, including securities totalling $431,200 (0.4% of net assets) at July 31, 1995 which were valued in this manner.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

     TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. Net investment income and realized capital gains differ for financial statement and tax purposes primarily because of post October foreign exchange losses.

     The character of distributions made during the year for net investment income or net realized gains for financial reporting purposes may differ from their ultimate characterization for Federal income tax purposes.

     In accordance with U.S. Treasury regulations, the Fund elected to defer $6,214,350 of net realized foreign currency losses and $856,057 of net realized capital losses arising after October 31, 1994. Such losses are treated for tax purposes as arising on August 1, 1995.

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)               THE MEXICO EQUITY AND
JULY 31, 1995                                                  INCOME FUND, INC.

     The Fund is subject to the following withholding taxes on income from Mexican sources:

     Dividends distributed by Mexican companies are not subject to Mexican withholding tax if such dividends are paid out of taxed profits. Dividends distributed by Mexican companies from other sources are subject to a 34% withholding tax.

     Interest income on debt issued by the Mexican federal government and certain other public sector obligations is not subject to withholding. Withholding tax on interest from other debt obligations is at a rate of 4.9%.

     Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized from the sale or disposition of debt securities are not presently subject to taxation, provided that such securities were originally issued to the Fund or that no more than 10% of the Fund's shares are owned by Mexican residents. Gains realized outside the Mexican stock exchange are subject to withholding at a rate of 20% of the amount received or, upon the election of the Fund, at 30% of the gain.

     FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current peso exchange rate on the valuation date, and

     (ii) purchases and sales of investment securities, income and expenses at the peso rate of exchange prevailing on the respective dates of such transactions.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

     The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering into these contracts from the potential inability of counterparties to

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)               THE MEXICO EQUITY AND
JULY 31, 1995                                                  INCOME FUND, INC.

meet the terms of their contracts and from unanticipated movement in the value of a foreign currency relative to the U.S. dollar.

     DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains, and to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

     During the year ended July 31, 1995, the Fund reclassified $5,847,086 from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences relating primarily to foreign currency losses. Net investment income and net assets were not affected by the change.

     OTHER: Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of operations of the Fund.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

     Acci Worldwide, S.A. de C.V. serves as the Fund's Mexican Adviser (the "Mexican Adviser") under the terms of the Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Mexican Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Mexican Adviser receives a monthly fee at an annual rate of .52% of the Fund's average monthly net assets. A 10% value added tax on the management fees was paid through August 31, 1994. For the period September 1, 1994 through July 31, 1995, the Mexican Adviser obtained a ruling from the Mexican Treasury Department whereby the payment of such tax was no longer required. For the year ended July 31, 1995, these fees together with such tax amounted to $668,631.

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)               THE MEXICO EQUITY AND
JULY 31, 1995                                                  INCOME FUND, INC.

     Advantage Advisers, Inc., a subsidiary of Oppenheimer & Co., Inc. serves as the Fund's U.S. Co-Adviser (the "Co-Adviser") under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). Pursuant to the Co-Advisory Agreement, the Co-Adviser makes all investment decisions regarding the Fund's convertible debt securities jointly with the Mexican Adviser and provides advice and consultation to the Mexican Adviser on investment decisions for the Fund. For its services, the Co-Adviser receives a monthly fee of .40% of the Fund's average monthly net assets. For the year ended July 31, 1995, these fees amounted to $508,165.

     Oppenheimer & Co., Inc. serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the year ended July 31, 1995, these fees amounted to $256,883.

     The Fund pays each of its directors who is not a director, officer or employee of the Mexican Adviser, the U.S. Co-Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each meeting attended by means of a telephone conference. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C:  CAPITAL STOCK

     The authorized capital stock of the Fund is 100,000,000 shares of common stock, $.001 par value. During the year ended July 31, 1994, the Fund issued 2,200,000 shares in connection with a rights offering of the Fund's shares. Shareholders of record on September 29, 1993 were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $13.875 per share. Offering costs of $423,980 attributed to the rights offering were charged to additional paid-in capital, of which $100,000 was paid to Oppenheimer & Co. as reimbursement for its expenses. Additionally, the Fund paid $1,069,200 for sales commissions of which $305,250 was paid to Oppenheimer & Co.

NOTE D:  PORTFOLIO ACTIVITY

     Purchases and sales of securities other than short-term obligations, aggregated $50,207,710 and $52,187,332 respectively, for the year ended July 31, 1995.

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)               THE MEXICO EQUITY AND
JULY 31, 1995                                                  INCOME FUND, INC.

NOTE E:  QUARTERLY RESULTS OF OPERATIONS: (UNAUDITED)



                                                                                    NET REALIZED &
                                                                                    UNREALIZED GAIN            NET INCREASE
                                                                                       (LOSS) ON              (DECREASE) IN
                                                                                 INVESTMENTS, FOREIGN           NET ASSETS
                                        INVESTMENT           NET INVESTMENT       CURRENCY & RELATED          RESULTING FROM
                                          INCOME                 INCOME              TRANSACTIONS               OPERATIONS
                                    ------------------     ------------------    ---------------------     --------------------
                                     TOTAL       PER        TOTAL       PER        TOTAL         PER         TOTAL        PER
                                     (000)      SHARE       (000)      SHARE       (000)        SHARE        (000)       SHARE
                                    -------     ------     -------     ------    ---------     -------     ---------    -------
October 31, 1993.................   $   948     $ 0.15     $   433     $ 0.07    $  16,853     $  2.65     $  17,286    $  2.72
January 31, 1994.................     1,233       0.14         559       0.07       51,118        5.97        51,677       6.04
April 30, 1994...................     1,575       0.18         928       0.11      (32,325)      (3.75)      (31,397)     (3.64)
July 31, 1994....................     2,853       0.33       2,216       0.26        5,264        0.60         7,480       0.86
October 31, 1994.................     1,954       0.23       1,198       0.14       13,326        1.54        14,524       1.68
January 31, 1995.................     1,345       0.15         705       0.08      (70,301)      (8.13)      (69,596)     (8.05)
April 30, 1995...................     2,840       0.32       2,476       0.28       (5,929)      (0.67)       (3,453)     (0.39)
July 31, 1995....................     3,167       0.36       2,760       0.32       11,308        1.28        14,069       1.60

NOTE F:  TRANSACTIONS WITH AFFILIATES

     BROKERAGE COMMISSIONS: Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Mexican Adviser, received total brokerage commissions of $240,156 during the year ended July 31, 1995.

NOTE G:  OTHER

     At July 31, 1995, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be inhibited.

NOTE H:  SUBSEQUENT EVENT

     On June 16, 1995 the Board of Directors of the Fund announced its intention to issue 3,000,000 shares of capital stock in connection with a rights offering to the existing shareholders. Shareholders of record on July 24, 1995 were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $8.81 per share (net of estimated sales commissions of $0.375 per share). Offering costs estimated to be $550,000 attributed to the rights offering will be charged to additional paid-in capital, of which $100,000 is payable to Oppenheimer & Co. as reimbursement for its expenses. On August 23, 1995, the Fund received proceeds of $26,751,003, net of sales commissions of $623,997 from the offering, of which Oppenheimer & Co. received $273,750 for financial advisory services and $179,179 for solicitation fees. The dilutive effect of the rights offering on net asset value per share was $0.78 per share.

                                                           THE MEXICO EQUITY AND
                                                               INCOME FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
The Mexico Equity and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Equity and Income Fund, Inc. (the "Fund") at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of four years in the period then ended and for the period August 21, 1990 (commencement of operations) through July 31, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
September 13, 1995

                                                           THE MEXICO EQUITY AND
                                                               INCOME FUND, INC.

                          DIVIDENDS AND DISTRIBUTIONS;
                           DIVIDEND REINVESTMENT PLAN

     The Fund intends to distribute to stockholders, at least annually, substantially all of its investment company taxable income. Investment company taxable income, as defined in section 852 of the Code, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interests of the Fund's stockholders generally.

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each stockholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by PNC Bank, National Association, the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Stockholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the stockholder by the Plan Agent, as dividend-paying agent. Stockholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the stockholder elects to receive dividends and distributions in cash. A stockholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

     The Plan Agent serves the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     The Plan Agent will maintain all stockholder accounts in the Plan and will furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

     The Plan Agent will charge a participant a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

     The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at the address set forth above.

                            FEDERAL TAXATION NOTICE

The Fund paid foreign taxes of $336,521 during the fiscal year ended July 31, 1995 which it intends to pass through pursuant to Section 853 of the Internal Revenue Code to its shareholders. During the same period the Fund distributed $258,764 of foreign source income. During the fiscal year ended July 31, 1995, the Fund made long-term capital gain distributions of $28,132,757.

    THE MEXICO EQUITY &                                THE
      INCOME FUND INC.                            MEXICO EQUITY
                                                        &
                                                      INCOME
    INVESTMENT ADVISERS                             FUND, INC.
 ACCT WORLDWIDE SA DE C.V.
  ADVANTAGE ADVISERS INC.
                                                  ANNUAL REPORT
                                                  JULY 31, 1995

       ADMINISTRATOR
  OPPENHEIMER & CO., INC.                           [GRAPHIC]


     SUB-ADMINISTRATOR                       ADVANTAGE ADVISERS, INC.
         PFPC INC.


TRANSFER AGENT AND REGISTRAR
         PFPC INC.

         CUSTODIANS
       PNC BANK, N.A.
       CITIBANK, N.A.